Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2013			2012						% Change
	1Q	2Q	YTD	1Q	2Q	YTD	3Q	4Q	Full Year	2Q	YTD

Sales	$10,671	$11,010	$21,681	$11,731	$12,311	$24,041	$11,488	$11,738	$47,267	-11%	-10%

Costs, Expenses and Other
Materials and production	3,959	4,284	8,243	4,037	4,112	8,150	4,137	4,160	16,446	4%	1%
Marketing and administrative	2,987	3,140	6,126	3,074	3,249	6,322	3,063	3,390	12,776	-3%	-3%
Research and development	1,907	2,101	4,008	1,862	2,165	4,026	1,918	2,224	8,168	-3%	—
Restructuring costs	119	155	274	219	144	363	110	191	664	8%	-25%
Equity income from affiliates	(133)	(116)	(249)	(110)	(142)	(253)	(158)	(231)	(642)	-18%	-2%
Other (income) expense, net	282	201	484	142	103	247	200	669	1,116	95%	96%

Income Before Taxes	1,550	1,245	2,795	2,507	2,680	5,186	2,218	1,335	8,739	-54%	-46%
Income Tax Provision (Benefit)	(66)	310	244	740	860	1,599	455	385	2,440
Net Income	1,616	935	2,551	1,767	1,820	3,587	1,763	950	6,299	-49%	-29%
Less: Net Income Attributable to Noncontrolling Interests	23	29	52	29	27	56	34	42	131
Net Income Attributable to Merck & Co., Inc.	$1,593	$906	$2,499	$1,738	$1,793	$3,531	$1,729	$908	$6,168	-49%	-29%
Earnings per Common Share Assuming Dilution	$0.52	$0.30	$0.82	$0.56	$0.58	$1.15	$0.56	$0.30	$2.00	-48%	-29%

Average Shares Outstanding Assuming Dilution	3,053	3,010	3,030	3,074	3,072	3,074	3,079	3,074	3,076
Tax Rate	-4.3%	24.9%	8.7%	29.5%	32.1%	30.8%	20.5%	28.8%	27.9%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

SECOND QUARTER 2012

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Adjustment Subtotal		Non-GAAP
Sales	$12,311					$12,311
Costs, Expenses and Other
Materials and production	4,112	1,226	83	1,309		2,803
Marketing and administrative	3,249	64	21	85		3,164
Research and development	2,165	127	41	168		1,997
Restructuring costs	144		144	144		—
Equity income from affiliates	(142)			—		(142)
Other (income) expense, net	103			—		103
Income Before Taxes	2,680	(1,417)	(289)	(1,706)		4,386
Taxes on Income	860			(272	)(3)	1,132
Net Income	1,820			(1,434)		3,254
Less: Net Income Attributable to Noncontrolling Interests	27			—		27
Net Income Attributable to Merck & Co., Inc.	$1,793			$(1,434)		$3,227
Earnings per Common Share Assuming Dilution	$0.58					$1.05
Average Shares Outstanding Assuming Dilution	3,072					3,072
Tax Rate	32.1%					25.8%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses for the amortization of intangible assets recognized as a result of mergers and acquisitions.  Amounts included in marketing and administrative expenses reflect merger integration costs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

SIX MONTHS ENDED JUNE 30, 2012

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Adjustment Subtotal		Non-GAAP
Sales	$24,041					$24,041
Costs, Expenses and Other
Materials and production	8,150	2,455	88	2,543		5,607
Marketing and administrative	6,322	115	45	160		6,162
Research and development	4,026	136	86	222		3,804
Restructuring costs	363		363	363		—
Equity income from affiliates	(253)			—		(253)
Other (income) expense, net	247			—		247
Income Before Taxes	5,186	(2,706)	(582)	(3,288)		8,474
Taxes on Income	1,599			(548	)(3)	2,147
Net Income	3,587			(2,740)		6,327
Less: Net Income Attributable to Noncontrolling Interests	56			—		56
Net Income Attributable to Merck & Co., Inc.	$3,531			$(2,740)		$6,271
Earnings per Common Share Assuming Dilution	$1.15					$2.04
Average Shares Outstanding Assuming Dilution	3,074					3,074
Tax Rate	30.8%					25.3%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses for the amortization of intangible assets recognized as a result of mergers and acquisitions.  Amounts included in marketing and administrative expenses reflect merger integration costs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SECOND QUARTER 2013

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	2Q13	2Q12	% Change	2Q13	2Q12	% Change	2Q13	2Q12	% Change

TOTAL SALES (1)	$11,010	$12,311	-11	$4,608	$5,555	-17	$6,402	$6,756	-5

PHARMACEUTICAL	9,310	10,560	-12	3,689	4,633	-20	5,622	5,927	-5

Primary Care and Women’s Health
Cardiovascular
Zetia	650	632	3	351	330	6	299	301	-1
Vytorin	417	445	-6	170	195	-13	247	250	-1

Diabetes & Obesity
Januvia	1,072	1,058	1	571	532	7	501	525	-5
Janumet	474	411	16	235	210	12	239	201	19

Respiratory
Nasonex	325	293	11	177	141	25	148	152	-3
Singulair	281	1,431	-80	15	1,002	-99	266	429	-38
Dulera	79	50	57	75	48	57	4	3	62
Asmanex	49	51	-3	44	46	-4	5	5	4

Women’s Health & Endocrine
NuvaRing	171	157	9	107	92	17	64	65	-2
Fosamax	144	186	-22	4	9	-49	140	177	-21
Follistim AQ	134	125	8	62	47	32	73	78	-7
Implanon	102	85	20	51	39	31	51	46	10
Cerazette	48	72	-34				48	72	-34

Other
Arcoxia	121	117	4				121	117	4
Avelox	29	44	-34	27	42	-37	2	2	43

Hospital and Specialty
Immunology
Remicade	527	518	2				527	518	2
Simponi	120	76	59				120	76	59

Infectious Disease
Isentress	412	398	4	218	203	7	195	195
Cancidas	163	166	-1	8	7	27	155	159	-3
PegIntron	142	183	-22	13	24	-44	129	159	-19
Invanz	120	110	9	61	55	11	59	55	6
Victrelis	116	126	-8	52	68	-24	64	58	11
Noxafil	71	66	7	22	21	4	49	45	9

Oncology
Temodar	219	225	-3	108	106	1	111	119	-6
Emend	135	145	-7	74	73	2	61	73	-17

Other
Cosopt / Trusopt	103	105	-2	5	4	30	98	101	-3
Bridion	69	60	14				69	60	14
Integrilin	48	60	-20	44	54	-20	4	5	-17

Diversified Brands
Cozaar / Hyzaar	255	337	-24	5	9	-45	250	329	-24
Primaxin	85	104	-19	4	7	-43	81	97	-17
Zocor	74	96	-23	6	7	-13	68	89	-24
Propecia	67	100	-33	5	33	-84	62	68	-8
Clarinex	64	140	-54	2	54	-97	63	86	-27
Proscar	58	55	7	1	1	-45	58	53	8
Remeron	53	66	-19	1	1	-23	52	64	-19
Maxalt	43	154	-72	14	115	-88	29	38	-26
Claritin Rx	40	48	-17				40	48	-17

Vaccines
Gardasil	383	324	18	252	224	13	131	101	30
ProQuad, M-M-R II and Varivax	339	316	7	301	285	6	38	31	23
RotaTeq	144	142	1	98	102	-4	46	40	14
Zostavax	141	148	-5	122	137	-11	19	11	77
Pneumovax 23	108	101	7	80	85	-6	28	16	77

Other Pharmaceutical (2)	1,115	1,034	8	304	225	35	808	809	—

ANIMAL HEALTH	851	865	-2	219	238	-8	632	628	1

CONSUMER CARE (3)	490	552	-11	390	383	2	99	169	-41
Claritin OTC	78	145	-46	108	101	7	(29)	45	*

Other Revenues (4)	359	333	8	310	301	3	48	32	52
Astra	245	223	10	245	223	10

* 100% or greater

(1)  Only select products are shown.

(2)  Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $86 million and $75 million on a global basis for second quarter 2013 and 2012, respectively.

(3)  The decrease in Consumer Care sales resulted from the ongoing termination in China of certain Consumer Care distribution arrangements and a reversal of sales previously made to those distributors, together with associated termination costs.

(4)  Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

JUNE YEAR-TO-DATE 2013

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	Jun YTD 13	Jun YTD 12	% Change	Jun YTD 13	Jun YTD 12	% Change	Jun YTD 13	Jun YTD 12	% Change

TOTAL SALES (1)	$21,681	$24,041	-10	$8,823	$10,565	-16	$12,858	$13,477	-5

PHARMACEUTICAL	18,201	20,642	-12	6,945	8,823	-21	11,257	11,819	-5

Primary Care and Women’s Health
Cardiovascular
Zetia	1,279	1,246	3	685	639	7	594	607	-2
Vytorin	810	889	-9	326	384	-15	484	505	-4

Diabetes & Obesity
Januvia	1,956	1,977	-1	1,033	1,025	1	923	952	-3
Janumet	883	802	10	432	412	5	451	391	15

Respiratory
Nasonex	711	668	6	327	303	8	383	365	5
Singulair	618	2,771	-78	16	1,878	-99	601	892	-33
Dulera	147	89	66	140	85	65	7	4	91
Asmanex	89	99	-9	78	89	-12	11	10	17

Women’s Health & Endocrine
NuvaRing	322	303	6	197	175	12	125	128	-2
Fosamax	281	370	-24	9	16	-41	271	354	-23
Follistim AQ	257	241	6	103	85	21	154	156	-1
Implanon	187	161	16	94	70	34	93	91	2
Cerazette	108	139	-22				108	139	-22

Other
Arcoxia	242	229	6				242	229	6
Avelox	65	117	-45	60	112	-46	5	5	2

Hospital and Specialty
Immunology
Remicade	1,076	1,037	4				1,076	1,037	4
Simponi	228	150	52				228	150	52

Infectious Disease
Isentress	775	735	5	405	389	4	370	345	7
Cancidas	326	311	5	15	15	2	311	296	5
PegIntron	268	345	-22	23	56	-60	245	289	-15
Invanz	230	211	9	115	106	8	115	105	10
Victrelis	226	238	-5	88	136	-35	138	102	35
Noxafil	136	125	9	40	36	12	97	89	8

Oncology
Temodar	434	461	-6	215	211	2	219	251	-13
Emend	250	247	1	140	135	4	110	112	-1

Other
Cosopt / Trusopt	209	229	-9	9	7	22	200	222	-10
Bridion	131	118	11				131	118	11
Integrilin	95	113	-15	87	103	-16	8	9	-13

Diversified Brands
Cozaar / Hyzaar	522	674	-23	16	13	16	506	660	-23
Primaxin	168	192	-12	7	11	-33	161	181	-11
Zocor	156	199	-22	12	13	-11	144	186	-22
Propecia	135	208	-35	12	64	-82	124	144	-14
Clarinex	125	273	-54	7	105	-93	118	168	-30
Claritin Rx	115	134	-14				115	134	-14
Remeron	106	123	-14	2	3	-13	103	120	-14
Proscar	98	106	-8	2	2	20	95	104	-8
Maxalt	83	310	-73	23	227	-90	60	82	-26

Vaccines
Gardasil	773	608	27	499	397	26	273	211	30
ProQuad, M-M-R II and Varivax	611	571	7	547	514	7	64	58	12
Zostavax	309	224	38	274	204	34	35	20	77
RotaTeq	306	284	8	228	209	9	78	74	5
Pneumovax 23	219	213	3	166	158	6	53	55	-4

Other Pharmaceutical (2)	2,136	2,102	2	513	436	18	1,625	1,669	-3

ANIMAL HEALTH	1,691	1,686	—	450	431	4	1,241	1,255	-1

CONSUMER CARE (3)	1,061	1,106	-4	790	766	3	271	340	-20
Claritin OTC	256	314	-19	254	237	7	2	77	-97

Other Revenues (4)	727	608	20	638	545	17	89	63	42
Astra	507	409	24	507	409	24

* 100% or greater

(1)  Only select products are shown.

(2)  Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $140 million and $134 million on a global basis for June YTD 2013 and 2012, respectively.

(3)  The decrease in Consumer Care sales resulted from the ongoing termination in China of certain Consumer Care distribution arrangements and a reversal of sales previously made to those distributors, together with associated termination costs.

(4)  Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	1Q13	2Q13	Jun YTD	1Q12	2Q12	Jun YTD	3Q12	4Q12	Full Year	% Change 2Q	% Change Jun YTD

TOTAL PHARMACEUTICAL	$8,891	$9,310	$18,201	$10,082	$10,560	$20,642	$9,875	$10,085	$40,601	-12	-12

United States	3,256	3,689	6,945	4,189	4,633	8,823	4,304	3,915	17,041	-20	-21
% Pharmaceutical Sales	36.6%	39.6%	38.2%	41.6%	43.9%	42.7%	43.6%	38.8%	42.0%

Europe (1)	2,465	2,343	4,808	2,558	2,540	5,099	2,210	2,441	9,750	-8	-6
% Pharmaceutical Sales	27.7%	25.2%	26.4%	25.4%	24.1%	24.7%	22.4%	24.2%	24.0%

Japan	1,034	948	1,982	1,267	1,199	2,466	1,124	1,388	4,978	-21	-20
% Pharmaceutical Sales	11.6%	10.2%	10.9%	12.6%	11.4%	11.9%	11.4%	13.8%	12.3%

Latin America	596	676	1,272	627	668	1,295	715	742	2,752	1	-2
% Pharmaceutical Sales	6.7%	7.3%	7.0%	6.2%	6.3%	6.3%	7.2%	7.4%	6.8%

Asia Pacific	822	874	1,696	762	787	1,548	846	864	3,259	11	10
% Pharmaceutical Sales	9.2%	9.4%	9.3%	7.6%	7.4%	7.5%	8.6%	8.6%	8.0%

China	271	297	568	221	262	484	262	298	1,044	13	17

Eastern Europe/Middle East Africa	439	479	917	361	441	803	366	416	1,584	8	14
% Pharmaceutical Sales	4.9%	5.1%	5.0%	3.6%	4.2%	3.9%	3.7%	4.1%	3.9%

Canada	245	257	502	264	236	500	257	276	1,034	9	—
% Pharmaceutical Sales	2.8%	2.8%	2.8%	2.6%	2.2%	2.4%	2.6%	2.7%	2.5%

Other	34	45	79	53	56	109	52	42	203	-20	-27
% Pharmaceutical Sales	0.4%	0.5%	0.4%	0.5%	0.5%	0.5%	0.5%	0.4%	0.5%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

SECOND QUARTER 2013

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

EQUITY INCOME FROM AFFILIATES

	2Q13	2Q12	YTD 2013	YTD 2012
ASTRAZENECA LP	$105	$140	$230	$253
Other (1)	11	2	19	—
TOTAL	$116	$142	$249	$253

(1) Includes results for Sanofi Pasteur MSD.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a “NET” basis.

	2Q13	2Q12	YTD 2013	YTD 2012
GARDASIL	$61	$60	$134	$115
OTHER VIRAL VACCINES	27	30	56	55
ROTATEQ	13	12	27	23
HEPATITIS VACCINES	7	8	15	17
Other Vaccines	99	119	205	225
TOTAL SANOFI PASTEUR MSD SALES	$207	$229	$437	$435

OTHER (INCOME) EXPENSE, NET

	2Q13	2Q12	YTD 2013	YTD 2012
INTEREST INCOME	$(65)	$(76)	$(122)	$(129)
INTEREST EXPENSE	201	172	385	346
EXCHANGE LOSSES	55	13	267	80
Other, net	10	(6)	(46)	(50)
TOTAL	$201	$103	$484	$247